UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 30, 2013

GTT Communications, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35965	20-2096338
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8484 Westpark Drive
Suite 720
McLean, VA 22102
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (703) 442-5500

Global Telecom & Technology, Inc.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                      Entry into a Material Definitive Agreement.

Amended and Restated Senior Credit Facility

On December 30, 2013, Global Telecom & Technology, Inc. (which subsequently changed its name to GTT Communications, Inc., the “Company” as described below in Item 5.03) and its domestic subsidiaries, Global Telecom & Technology Americas, Inc. (“GTTA”), WBS Connect LLC (“WBS”), PacketExchange (USA), Inc. (“PEUSA”), PacketExchange Inc. (“PEINC”), TEK Channel Consulting, LLC (“TEK”), GTT Global Telecom Government Services, LLC (“GTTG”), Communication Decisions-SNVC, LLC (“CDS”), Core180, LLC (“Core180”), Electra Ltd. (“Electra”), IDC Global, Inc. “(IDC”), NT Network Services, LLC (“NT Network”), and nLayer Communications, Inc. (“nLayer” , and together with the Company, GTTA, WBS, PEUSA, PEINC, TEK, GTTG, CDS, Core180, Electra, IDC, and NT Network, collectively, the “Borrower”) entered into an Amended and Restated Credit Agreement (the “Amended Credit Agreement”) with each lender from time to time party thereto, Webster Bank, N.A. for itself and as administrative agent for the lenders (“Administrative Agent”), and as L/C Issuer.  The Amended Credit Agreement amends and restates that certain Credit Agreement dated April 30, 2013 (as amended, the “Original Credit Agreement”) by and among the same parties.

The Amended Credit Agreement provides for a senior term loan facility, a revolving line of credit facility, and a letter of credit facility in favor of the Borrower, and is secured by substantially all of the Borrowers tangible and intangible assets. In addition, the obligations of the Borrower are secured by a pledge of the equity interests of the domestic and 65% of the first tier foreign subsidiaries of the Company, GTTA, and GTTG.

The material amendments to the Original Credit Agreement include the following:

(a)           a $7.5 million increase to the size of the revolving credit facility, increasing the maximum borrowings under the revolving credit facility to $15.0 million; and

(b)           the addition of a letter of credit facility in aggregate principal amount not to exceed $4.0 million, which is also a sublimit within the revolving credit facility.

The foregoing description of the Amended Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Credit Agreement, which is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

Amendment to Second Lien Credit Facility

On December 30, 2013, the Company, and its domestic subsidiaries, GTTA, WBS, PEUSA, PEINC, CDS, Core180, Electra, IDC, nLayer, and NT Network entered into a Third Amendment Agreement (the “Third Amendment”) with BIA Digital Partners SBIC II LP (“BIA”), for itself and as agent for the Note Holders, Plexus Fund III, L.P. (“Plexus”), Plexus Fund QP III, L.P. (“Plexus QP”) and BNY Mellon-Alcentra Mezzanine III, L.P. (“BNY”, together with BIA, Plexus, Plexus QP, and any future holders of notes issued under the Note Purchase Agreement, the “Note Holders”), which amends that certain Second Amended and Restated Note Purchase Agreement dated April 30, 2013 (as amended, the “Note Purchase Agreement”), by and among BIA, for itself and as administrative agent for the Note Holders, Plexus Fund II, L.P., and BNY.

The material amendments to the Note Purchase Agreement include the following:

(a)           a $10.0 million increase in committed financing, increasing the maximum borrowings to $38.0 million;

(b)           no obligation by the Company to issue warrants to purchase shares of common stock to those purchasers of additional notes under the Note Purchase Agreement in the aggregate amount of $10.0 million; and

(c)           an extension of the commitment termination date to December 31, 2014.

In connection with the Third Amendment, Plexus and Plexus QP funded $1.5 million of committed financing under the Note Purchase Agreement.

The foregoing description of the Third Amendment and related documents does not purport to be complete and is qualified in its entirety by reference to the full text of the Third Amendment and such related documents. The Third Amendment and related Third Amendment Notes are filed as Exhibits 10.2, 10.3 and 10.4, respectively, to this Form 8-K and are incorporated herein by reference.

Item 5.03                      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

           Effective December 31, 2013, the Company amended its Second Amended and Restated Certificate of Incorporation to change its name from “Global Telecom & Technology, Inc.” to “GTT Communications, Inc.”  A copy of the amendment is filed as Exhibit 3.1 to this Form 8-K.

Item 9.01                      Financial Statements and Exhibits.

 (d)        Exhibits

3.1	Certificate of Amendment to Second Amended and Restated Certificate of Incorporation of Global Telecom & Technology, Inc., effective December 31, 2013.

10.1
Amended and Restated Credit Agreement, dated December 30, 2013, by and among Global Telecom & Technology, Inc., Global Telecom & Technology Americas, Inc., GTT Global Telecom Government Services, LLC, nLayer Communications, Inc., PacketExchange (USA), Inc., PacketExchange Inc., TEK Channel Consulting, LLC, WBS Connect LLC, Communication Decisions-SNVC, LLC, Core180, LLC, Electra Ltd., IDC Global, Inc., NT Network Services, LLC, each lender from time to time party thereto, Webster Bank, N.A., for itself and as administrative agent for the lenders, and as L/C Issuer.

10.2
Third Amendment Agreement, dated December 30, 2013,  by and among certain financial institutions party to the agreement as purchasers, BIA Digital Partners SBIC II LP, for itself and as agent for the purchasers, Global Telecom & Technology, Inc., Global Telecom & Technology Americas, Inc., WBS Connect LLC, PacketExchange (USA), Inc., PacketExchange Inc., Communication Decisions-SNVC, LLC, Core180, LLC, Electra Ltd., IDC Global, Inc., nLayer Communications, Inc., and NT Network Services, LLC.

10.3
Third Amendment Note, dated December 30, 2013, issued by Global Telecom & Technology, Inc., Global Telecom & Technology Americas, Inc., WBS Connect LLC, PacketExchange (USA), Inc., PacketExchange Inc., Communication Decisions-SNVC, LLC, Core180, LLC, Electra  Ltd., IDC Global, Inc., nLayer Communications, Inc., and NT Network Services, LLC to Plexus Fund III, L.P.

10.4
Third Amendment Note, dated December 30, 2013, issued by Global Telecom & Technology, Inc., Global Telecom & Technology Americas, Inc., WBS Connect LLC, PacketExchange (USA), Inc., PacketExchange Inc., Communication Decisions-SNVC, LLC, Core180, LLC, Electra  Ltd., IDC Global, Inc., nLayer Communications, Inc., and NT Network Services, LLC to Plexus Fund QP III, L.P.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 6, 2014	GLOBAL TELECOM & TECHNOLOGY, INC.

/s/ Chris McKee
Chris McKee Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Amendment to Second Amended and Restated Certificate of Incorporation of Global Telecom & Technology, Inc., effective December 31, 2013.

10.1
Amended and Restated Credit Agreement, dated December 30, 2013, by and among Global Telecom & Technology, Inc., Global Telecom & Technology Americas, Inc., GTT Global Telecom Government Services, LLC, nLayer Communications, Inc., PacketExchange (USA), Inc., PacketExchange Inc., TEK Channel Consulting, LLC, WBS Connect LLC, Communication Decisions-SNVC, LLC, Core180, LLC, Electra Ltd., IDC Global, Inc., NT Network Services, LLC, each lender from time to time party thereto, Webster Bank, N.A., for itself and as administrative agent for the lenders, and as L/C Issuer.

10.2
Third Amendment Agreement, dated December 30, 2013,  by and between certain financial institutions party to the agreement as purchasers, BIA Digital Partners SBIC II LP, for itself and as agent to the purchasers, Global Telecom & Technology, Inc., Global Telecom & Technology Americas, Inc., WBS Connect LLC, PacketExchange (USA), Inc., PacketExchange Inc., Communication Decisions-SNVC, LLC, Core180, LLC, Electra Ltd., IDC Global, Inc., nLayer Communications, Inc., and NT Network Services, LLC.

10.3
Third Amendment Note, dated December 30, 2013, issued by Global Telecom & Technology, Inc., Global Telecom & Technology Americas, Inc., WBS Connect LLC, PacketExchange (USA), Inc., PacketExchange Inc., Communication Decisions-SNVC, LLC, Core180, LLC, Electra  Ltd., IDC Global, Inc., nLayer Communications, Inc., and NT Network Services, LLC to Plexus Fund III, L.P.

10.4
Third Amendment Note, dated December 30, 2013, issued by Global Telecom & Technology, Inc., Global Telecom & Technology Americas, Inc., WBS Connect LLC, PacketExchange (USA), Inc., PacketExchange Inc., Communication Decisions-SNVC, LLC, Core180, LLC, Electra  Ltd., IDC Global, Inc., nLayer Communications, Inc., and NT Network Services, LLC to Plexus Fund QP III, L.P.

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